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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, O.S. Hawkins, President & Chief Executive Officer of AB Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 21, 2003       /s/ O.S. Hawkins
     ----------------------    ------------------------------------
                               O.S. Hawkins, President & Chief Executive Officer
                               (principal executive officer)



I, Jeffrey P. Billinger, Executive Officer and Treasurer of AB Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 21, 2003        /s/ Jeffrey P. Billinger
     ----------------------     ------------------------------------------------
                                Jeffrey P. Billinger, Executive Officer and
                                Treasurer
                                (principal financial officer)